                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 December 1996
                           PAYMENT January 17, 1997
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                 CUSIP# 393534AC6
                                 Trust Account # 33-34309-0
                                 Distribution Date: January 17, 1997

SECURITIZED NET INTEREST MARGIN                                                                PER $1,000
-------------------------------
CERTIFICATES                                                                                   ORIGINAL
------------                                                                                   ---------
1.   Amount Available                                        7,507,831.46

Interest

2.   Aggregate Interest                                      1,292,557.65                      4.19661575

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                        1,292,557.65

Principal

6.   Current month's principal
     distribution                                           6,215,273.81                      20.17946042

7.   Remaining outstanding principal
     balance                                               207,725,303.12                     674.4328023
     Pool Factor                                                .67443280

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                           291,388,414.06**

9.   Aggregate amount on deposit
     in reserve fund                                         7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                                   35,831.23

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                               8,085,706.40

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 December 1996
                           PAYMENT January 17, 1997
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2


                                 CUSIP# 393534AC6
                                 Trust Account # 33-34309-0
                                 Distribution Date:January 17, 1997


12.    Weighted average CPR             10.26%

13.    Weighted average CDR              3.27%

14.    Annualized net loss percentage    1.45%

15.    Delinquency       30-59 day       1.85%

                         60-89 day        .65%

                         90+ day         1.29%

                         Total 30+       3.79%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995
                                 December 1996
                           PAYMENT January 17, 1997

                                                                                 Fee Assets
                                             ---------------------------------------------------------------------------

                                              Guarantee                           Inside                     Fee Asset
                                                Fees                               Refi                        Total
                                             ------------                   --------------                  ------------
GTFC 1994-5                                    578,984.84                        55,781.47                    634,766.31
GTFC 1994-6                                    545,836.82                        72,936.64                    618,773.46
GTFC 1994-7                                    396,819.80                        45,007.39                    441,827.19
GTFC 1994-8                                    603,247.35                        62,203.79                    665,451.14
GTFC 1995-1                                    582,254.68                        78,156.33                    660,411.01
GTFC 1995-2                                           .00                              .00                           .00
GTFC 1995-3                                  1,034,112.09                       148,722.91                  1,182,835.00
GTFC 1995-4                                    700,476.21                        80,166.94                    780,643.15
GTFC 1995-5                                          0.00                              .00                           .00
                                             ------------                   --------------                  ------------
                                             4,441,731.79                       542,975.47                  4,984,707.26

Total amount of Guarantee Fees and Inside
Refinance Payments                                                                                          4,984,707.26

Subordinated Servicing Fees                                                                                   628,174.41

Payment on Finance 1 Note                                                                                   5,612,881.67

Allocable to Interest (current)                                                                               967,092.53

Allocable to accrued but unpaid Interest                                                                             .00

Accrued and unpaid Trustee Fees                                                                                      .00

Allocable to Principal                                                                                      4,645,789.14

Finance 1 Note Principal Balance                                                                          155,424,698.27

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 December 1996
                           PAYMENT January 17, 1997

                                            Inside
                        Residual             Refi               Total
                      ------------        ----------         ------------
GTFC 1994-5                    .00               .00                  .00
GTFC 1994-6                    .00               .00                  .00
GTFC 1994-7                    .00               .00                  .00
GTFC 1994-8                    .00               .00                  .00
GTFC 1995-1                    .00               .00                  .00
GTFC 1995-2             634,690.19        111,262.59           745,952.78
GTFC 1995-3                    .00               .00                  .00
GTFC 1995-4              56,312.02               .00            56,312.02
GTFC 1995-5           1,016,358.77         76,326.22         1,092,684.99

                      ---------------------------------------------------
                      1,707,360.98        187,588.81         1,894,949.79


Total Residual and Inside Refinance Payments                 1,894,949.79